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EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

        The undersigned, Jeffrey A. Gould, does hereby certify to his knowledge, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Annual Report on Form 10-K for the year ended September 30, 2009 of the registrant, as filed with the Securities and Exchange Commission on the date hereof:

  (1)
  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: December 14, 2009

/s/ JEFFREY A. GOULD Jeffrey A. Gould President and Chief Executive Officer

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  EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)